TeraWulf Reports Fully Funded 7.9 EH/s and Future Expansion Plans    Fully funded 7.9 EH/s, increasing self‐mining capacity by 58%    Building 3 at the Lake Mariner facility now fully operational    Planning for additional growth with construction of Building 4 already underway    Expansion of existing HPC project supporting generative AI planned for 2024      EASTON, Md. – December 28, 2023 – TeraWulf Inc. (Nasdaq: WULF) (“TeraWulf” or the “Company”),  which owns and operates vertically integrated, domestic Bitcoin mining facilities powered by more than  91% zero‐carbon energy, today provided a business update.    Key Highlights     Fully funded 7.9 EH/s expansion, increasing self‐mining capacity by 58%.   Building 3 at the Lake Mariner facility is operational and ready for delivery, installation and  energization of new miners.   Estimated deployment date of February 1, 2024, for all 18,500 BITMAIN Antminer S19j XP bitcoin  miners.   Additional growth underway at the Lake Mariner facility with the foundation of Building 4 poured  and construction ongoing, which, upon completion in mid‐2024, will bring TeraWulf’s total  operational capacity to ~10 EH/s.   Expansion of existing high‐performance computing (“HPC”) project supporting generative AI and  large language model applications at the Lake Mariner facility, planned for 2024.      7.9 EH/s Expansion Update  With Building 3 at Lake Mariner now fully operational, the facility’s bitcoin mining infrastructure  capacity has increased to approximately 160 MW. The addition of 18,500 Antminer S19j XP bitcoin  mining machines from BITMAIN, which have a power‐efficiency rating of 21.5 joules per terahash (J/TH)  and a bitcoin mining hashrate of 151 terahash per second (TH/s) each, will create one of the most  efficient and profitable mining fleets in the sector with a fleet efficiency of 25.7 J/TH.   (For a closer look at Building 3, you can watch TeraWulf’s recently released construction update video  HERE.)  While the Company previously planned to convert prior deposits towards the S19j XP purchase order  into 5,500 miners and host‐to‐own the remaining 13,000 miners for BITMAIN until the fourth quarter of  2024, the Company now plans to utilize its entire fleet for self‐mining operations.   “Opportunistic market conditions have caused us to reassess our original conservative strategy and opt  for a more near‐term growth strategy,” stated Paul Prager, Co‐founder and CEO of TeraWulf. “With  Building 3 completed ahead of schedule and construction for Building 4 already underway, now is the  time to charge hard into the upcoming halving and beyond.”

  High‐Performance Compute Update  In an effort to expand its operational scope beyond bitcoin mining, since September 2023, TeraWulf has  been successfully operating a compact (NVIDIA A100) GPU system at the Lake Mariner Facility to  support generative AI & large language model applications. Following on this success, TeraWulf has  initially committed a block of power at the Lake Mariner facility, capable of deploying thousands of  latest generation GPUs, to support a larger HPC project expected to commence in 2024. This project is  aimed at diversifying the Company’s revenue streams by capitalizing on its infrastructure expertise to  address the rapidly growing demand for GPU compute in the generative AI market. TeraWulf intends to  continue leveraging its existing infrastructure to further push into the HPC and AI markets on a larger  scale with compelling returns on capital.    Future Growth Plans  Planning is underway for additional growth at Lake Mariner with the construction of Building 4 having  already begun. In addition to Lake Mariner’s growth, TeraWulf also has the option to add an additional  50 MW of bitcoin mining capacity at the nuclear‐powered Nautilus Cryptomine facility, bringing the  Company’s capacity at the site to a total of 100 MW.    About TeraWulf    TeraWulf (Nasdaq: WULF) owns and operates vertically integrated, environmentally clean Bitcoin mining  facilities in the United States. Led by an experienced group of energy entrepreneurs, the Company  currently has two Bitcoin mining facilities: the wholly owned Lake Mariner facility in New York, and  Nautilus Cryptomine facility in Pennsylvania, a joint venture with Cumulus Coin, LLC. TeraWulf generates  domestically produced Bitcoin powered by nuclear, hydro, and solar energy with a goal of utilizing 100%  zero‐carbon energy. With a core focus on ESG that ties directly to its business success, TeraWulf expects  to offer attractive mining economics at an industrial scale.    Forward‐Looking Statements     This press release contains forward‐looking statements within the meaning of the “safe harbor”  provisions of the Private Securities Litigation Reform Act of 1995, as amended. Such forward‐looking  statements include statements concerning anticipated future events and expectations that are not  historical facts. All statements, other than statements of historical fact, are statements that could be  deemed forward‐looking statements. In addition, forward‐looking statements are typically identified by  words such as “plan,” “believe,” “goal,” “target,” “aim,” “expect,” “anticipate,” “intend,” “outlook,”  “estimate,” “forecast,” “project,” “continue,” “could,” “may,” “might,” “possible,” “potential,” “predict,”  “should,” “would” and other similar words and expressions, although the absence of these words or  expressions does not mean that a statement is not forward‐looking. Forward‐looking statements are  based on the current expectations and beliefs of TeraWulf’s management and are inherently subject to  a number of factors, risks, uncertainties and assumptions and their potential effects. There can be no  assurance that future developments will be those that have been anticipated. Actual results may vary  materially from those expressed or implied by forward‐looking statements based on a number of  factors, risks, uncertainties and assumptions, including, among others: (1) conditions in the cryptocurrency mining industry, including fluctuation in the market pricing of bitcoin and other  cryptocurrencies, and the economics of cryptocurrency mining, including as to variables or factors  affecting the cost, efficiency and profitability of cryptocurrency mining; (2) competition among the  various providers of cryptocurrency mining services; (3) changes in applicable laws, regulations and/or  permits affecting TeraWulf’s operations or the industries in which it operates, including regulation  regarding power generation, cryptocurrency usage and/or cryptocurrency mining, and/or regulation  regarding safety, health, environmental and other matters, which could require significant expenditures;  (4) the ability to implement certain business objectives and to timely and cost‐effectively execute  integrated projects; (5) failure to obtain adequate financing on a timely basis and/or on acceptable  terms with regard to growth strategies or operations; (6) loss of public confidence in bitcoin or other  cryptocurrencies and the potential for cryptocurrency market manipulation; (7) adverse geopolitical or  economic conditions, including a high inflationary environment; (8) the potential of cybercrime, money‐ laundering, malware infections and phishing and/or loss and interference as a result of equipment  malfunction or break‐down, physical disaster, data security breach, computer malfunction or sabotage  (and the costs associated with any of the foregoing); (9) the availability, delivery schedule and cost of  equipment necessary to maintain and grow the business and operations of TeraWulf, including mining  equipment and infrastructure equipment meeting the technical or other specifications required to  achieve its growth strategy; (10) employment workforce factors, including the loss of key employees;  (11) litigation relating to TeraWulf, RM 101 f/k/a IKONICS Corporation and/or the business combination;  and (12) other risks and uncertainties detailed from time to time in the Company’s filings with the  Securities and Exchange Commission (“SEC”). Potential investors, stockholders and other readers are  cautioned not to place undue reliance on these forward‐looking statements, which speak only as of the  date on which they were made. TeraWulf does not assume any obligation to publicly update any  forward‐looking statement after it was made, whether as a result of new information, future events or  otherwise, except as required by law or regulation. Investors are referred to the full discussion of risks  and uncertainties associated with forward‐looking statements and the discussion of risk factors  contained in the Company’s filings with the SEC, which are available at www.sec.gov.     Company Contact:  Jason Assad  Director of Corporate Communications  assad@terawulf.com  (678) 570‐6791